Exhibit 10.34

FORM OF WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

Warrant No.	Date of Issuance: January 22, 2009

WARRANT

To purchase common stock of

PACIRA, INC.

Expiring 5:00 p.m., Pacific Standard Time, on January 21, 2014

THIS IS TO CERTIFY THAT, for value received as consideration for a Convertible Promissory Note (the “Note”),                     (the “Holder”), is entitled hereunder to purchase from Pacira, Inc., a Delaware corporation (the “Company”), at any time after the date hereof, but before 5:00 p.m., Pacific Standard Time, on January 21, 2014 (the “Expiration Time”),                      shares of the Company’s Common Stock at a cash price per share of $0.25 (collectively, the “Exercise Price”). To the extent not exercised before the Expiration Time, the Holder’s rights under this Warrant will become null and void at the Expiration Time. Capitalized terms used and not defined in f this Warrant shall have the meaning set forth in the Securities Purchase Agreement dated as of January 22, 2009 among the Company, the Holder and certain investors identified therein (the “Purchase Agreement”).

ARTICLE 1

EXERCISE OF WARRANT

1.1 Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, at the Company’s principal executive offices, (a) this Warrant, (b) a written notice, in substantially the form of the Exercise Notice attached as Exhibit A hereto, of the Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to which such exercise relates, and (c) payment of the Exercise Price with respect to such shares of Common Stock. Payment of the Exercise Price may be made, at the option of the Holder, by money order, certified or bank cashier’s check or wire transfer.

As promptly as practicable after receipt of the items referred to above, the Company shall execute and deliver or cause to be executed and delivered, in accordance with the Exercise

Notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in the Exercise Notice. The share certificates so delivered shall be in such denominations as may be specified in the Exercise Notice or, if such notice does not specify denominations, shall be in the amount of the number of shares of Common Stock for which the Warrant is being exercised, and shall be issued in the name of the Holder. Such certificate or certificates shall be deemed to have been issued, and the Holder shall be deemed for all purposes to have become a holder of record of such shares of Common Stock, as of the date the Exercise Notice and Exercise Price have been received by the Company. If this Warrant shall have been exercised only in part, at the time of delivery of the certificate or certificates the Company shall deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical in form to this Warrant or, at the election of the Company, appropriate notation may be made on this Warrant, which shall then be returned to the Holder. The Company shall pay all expenses, taxes (if any) and other charges payable in connection with the preparation, issuance and delivery of any such share certificates and new Warrant.

1.2 Warrant Shares to Be Fully Paid and Non-assessable. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

1.3 No Fractional Shares or Units to Be Issued. The Company shall not be required to issue fractions of shares upon exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant, except for the provisions of this Section 1.3, the Company will (a) if the fraction of a share otherwise issuable is equal to or less than one-half, round down and issue to the Holder only the largest whole number of shares to which the Holder is otherwise entitled, or (b) if the fraction of a share otherwise issuable is greater than one-half, round up and issue to the Holder one additional share in addition to the largest whole number of shares to which the Holder is otherwise entitled.

1.4 Legend. Each certificate for shares of Common Stock issued upon exercise of this Warrant shall bear the following legend, unless at the time of exercise such shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), and qualified under applicable state securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.”

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by the Holder of such certificate and reasonably acceptable to the Company, the securities represented thereby are no longer subject to restrictions on resale under the Securities Act.

1.5 Termination of Warrant. Notwithstanding anything to the contrary in this Warrant, provided that the Company has provided the Holder with at lease fifteen (15) days prior written notice, this Warrant shall terminate and be of no further force or effect on the earliest to occur of the following occasions: (a) the closing of the issuance and sale of common stock in the Company’s first underwritten public offering pursuant to an effective registration statement under the Securities Act, or (b) the completion of a Corporate Transaction.

ARTICLE 2

TRANSFER, EXCHANGE AND REPLACEMENT OF WARRANTS

2.1 Loss, Theft, Destruction or Mutilation of Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock as provided for in such lost, stolen, destroyed or mutilated Warrant.

2.2 Expenses of Delivery of Warrants. The Company shall pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of this Warrant and shares of Common Stock issuable upon exercise hereof.

2.3 Transfer Restrictions.

(a) This Warrant and all rights hereunder are not transferable.

(b) Regardless of whether the offering and sale of shares of Common Stock issuable upon exercise hereof have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company, at its discretion, may impose restrictions upon the sale, pledge or other transfer of such shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(c) The Holder hereby agrees that it will not, upon the request of the Company or of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s initial public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180)

days or such longer period as may be required to comply with FINRA rules) (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of the Company’s Common Stock or other equity securities held immediately prior to the effectiveness of the registration statement for such offering, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Company’s Common Stock acquired through the exercise of this Warrant, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of securities, in cash or otherwise. The foregoing provisions of this Section 2.3(c) shall apply only to the Company’s initial public offering, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement and shall only be applicable to the Holder if all officers and directors and greater than one percent (1%) stockholders of the Company enter into similar agreements. The underwriters in connection with the Company’s initial public offering are intended third-party beneficiaries of this Section 2.3(c) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Company’s initial public offering that are consistent with this Section 2.3(c) that are necessary to give further effect thereto. To enforce the provisions of this Section 2.3(c), the Company may impose stop-transfer instructions with respect to the shares of Common Stock acquired pursuant to this Warrant until the end of the applicable stand-off period.

(e) If the sale of shares of Common Stock issuable hereunder is not registered under the Securities Act, or qualified under applicable state securities laws, but an exemption is available which requires an investment representation or other representation, the Holder shall represent and agree at the time of exercise that the shares being acquired upon exercising this Warrant are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(f) Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 2.3 shall be conclusive and binding on the Holder and all other persons.

2.4 Legality of Initial Issuance. Notwithstanding anything to the contrary in this Warrant, no shares of Common Stock shall be issued upon the exercise of this Warrant unless and until the Company has determined that:

(a) The Company and the Holder have taken all actions required to register the shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange or other securities market on which shares of Common Stock are listed has been satisfied; and

(c) Any other applicable provision of state or federal law has been satisfied.

ARTICLE 3

MISCELLANEOUS

4.1 Notice. All notices, requests or other communications that may be or are required to be given, served or sent by any party pursuant to this Warrant will be in writing, will reference this Warrant and shall be mailed by first class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, as follows: (a) if to the Company, to Pacira, Inc., 5 Sylvan Way, Parsippany, NJ 07054, Attention: Chief Financial Officer, Facsimile (760) 454-2799, with a copy to Wilmer Cutler Pickering Hale and Dorr LLP, 1117 California Avenue, Palo Alto, CA 94304, Attention: Curtis L. Mo, Esq., Facsimile: (650) 858-6100, and (b) if to the Holder, at the address set forth for the Holder in the Note, or at such other address or addresses as shall have been furnished in writing by such party to the others. Each notice or other communication that is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

4.2 Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

4.3 Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflict of laws provisions.

4.4 Entire Agreement. This Warrant, the Purchase Agreement and the Note constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

4.5 Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and permitted assigns.

4.6 No Rights as Member or Stockholder. Until the exercise of this Warrant, the Holder shall not, by virtue hereof, have or exercise any rights of a member or stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

4.7 Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

4.9 Interpretation. In the event any claim is made by any party hereto relating to any conflict, omission or ambiguity in this Warrant, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or that party’s counsel.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and issued by its duly authorized representative on the date first above written.

PACIRA, INC.

By:
Dave Stack
President and Chief Executive Officer

SIGNATURE PAGE TO WARRANT

The undersigned Holder agrees to be bound by the terms of the Warrant executed by the Company in favor of the undersigned Holder, and agrees to all of the terms thereof.

[NAME OF HOLDER]

By:
Name:
Title:

SIGNATURE PAGE TO WARRANT

EXHIBIT A

EXERCISE NOTICE

(To be executed for exercise of the Warrant)

To: Pacira, Inc.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder,                      shares of Common Stock, as provided for therein, and tenders herewith payment of the Exercise Price in full in the form of certified or bank cashier’s check or wire transfer in the amount of $                    .

The undersigned hereby certifies that all of the representations and warranties contained in the Purchase Agreement and the attached Warrant are true and correct as of the date set forth below and that the undersigned has complied and will continue to comply with all of the covenants, agreements and obligations contained in the Purchase Agreement and the attached Warrant.

Please issue a certificate for such shares of Common Stock in the name of the Holder.

If the number of shares of Common Stock shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the Holder for the balance remaining of such shares less any fraction of a share of Common Stock paid in cash.

Dated:
Name of the Holder (must conform precisely to the name specified on the face of the Warrant)

Signature of authorized representative of the Holder

Print or type name of authorized representative

Federal Identification
Number of the Holder:

Address of the Holder: